Exhibit 4.5

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CUSTODY AGREEMENT

between

[Entity],

as Note Custodian

and

[Entity],

as Depositor

Dated

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Table of Contents

ARTICLE I

DEFINITIONS

ARTICLE II

CUSTODY ACCOUNTS AND CUSTODY RECEIPTS

Section 2.01.

Creation of Custody Accounts

3

Section 2.02.

Custody Receipts

5

Section 2.03.

Mutilated, Lost, Stolen or Destroyed Custody Receipts

6

Section 2.04.

Registration and Transfer of Ownership; Persons

Treated as Owners

7

Section 2.05.

Deposits With Depositories

10

Section 2.06.

Payment on Custody Receipts

12

ARTICLE III

ADMINISTRATION AND CUSTODY ACCOUNTS

Section 3.01.

Payments in Respect of the Underlying Securities

13

Section 3.02.

Redemptions; Notices; Consents to Amendments

to Issuance Agreements

14

Section 3.03.

Statements to Owners

15

Section 3.04.

Defaults

15

Section 3.05.

Unclaimed Monies

16

Section 3.06.

Obligation of Owners With Respect to

Certain Taxes and Filings

17

Section 3.07.

Transfers of Related Underlying Securities

by Note Custodian

17

Section 3.08.

Termination of Custody Accounts

17

ARTICLE IV

THE NOTE CUSTODIAN

Section 4.01.

Standard of Liability

17

Section 4.02.

Resignation and Removal of the Note Custodian:

Appointment of Successor

19

Section 4.03.

Charges and Expenses

20

Section 4.04.

Limitation of Liability

20

Section 4.05.

Non-Petition

21

ARTICLE V

MISCELLANEOUS

Section 5.01.

Amendments, Etc.

21

Section 5.02.

Counterparts

21

Section 5.03.

Exclusive Benefit of Parties; Effective Date

22

Section 5.04.

Invalidity of Provisions

22

Section 5.05.

Notices

22

Section 5.06.

Business Day

23

Section 5.07.

Term of Agreement

23

Section 5.08.

Governing Law

23

Section 5.09.

Headings

23

CUSTODY AGREEMENT

PRELIMINARY STATEMENT

CUSTODY AGREEMENT dated [DATE], between [ENTITY], as custodian for the Owners from time to time of Custody Receipts (the "Note Custodian"), and [ENTITY], as depositor (the "Depositor"), for the benefit of the Owners from time to time of Custody Receipts. (Capitalized terms used herein and not otherwise defined shall have the meanings provided in Article I hereof.)

WHEREAS, the Note Custodian and the Depositor desire to enter into this Custody Agreement to provide for the issuance of Custody Receipts, Series [DESIGNATION] to be composed of Class [A] Custody Receipts and Class [A-IO] Custody Receipts evidencing the Underlying Securities indicated on the related Custody Receipts Register on the terms and conditions set forth herein and in the Schedule of Terms; and

WHEREAS, the parties hereto desire to establish the terms and conditions pursuant to which the Underlying Securities are to be deposited with, and held in custody by, the Note Custodian, the terms and conditions for the issuance, transfer and exchange of Custody Receipts and the terms for the payment of certain fees and expenses associated with this Custody Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree, for the benefit of the Owners from time to time of Custody Receipts, as follows:

ARTICLE I

DEFINITIONS

         Capitalized terms used herein and not defined in this Article I are used with the definitions assigned thereto in Appendix A to the related Schedule of Terms which is incorporated herein and made a part hereof.

         "Authorized Denomination" means the Authorized Denomination set forth in the related Schedule of Terms.

         "Authorized Officer" means with respect to the Note Custodian, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Note Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         ["Beneficial Owner" means, with respect to a Custody Receipt that is a Book-Entry Custody Receipt, the person or entity who is the beneficial owner of such Book-Entry Custody Receipt.]

         ["Book-Entry Custody Receipt" means any beneficial interest in the Custody Receipts, ownership and transfers of which shall be made through book entries by the Depository as described in Section 2.06(c) hereof.]

         "Class A Distribution Amount" means, as to the Class A Custody Receipts and any Payment Date, an amount equal to the sum of (i) the related Scheduled Principal Amount and (ii) the Class A Custody Receipt Interest Distribution.

         "Custody Account" means the account established and maintained pursuant to Section 2.01 of this Custody Agreement.

         "Definitive Custody Receipts" has the meaning set forth in Section 2.06(c).

         ["Depository" means, with respect to the Custody Receipts which are Book-Entry Custody Receipts or any Underlying Securities which are issued in book-entry form, the securities depository with which the Related Underlying Securities or the Book-Entry Custody Receipts are deposited, which depository shall be registered under Section 17A of the Securities Exchange Act of 1934.]

         ["Depository Agreement" means, with respect to Book-Entry Custody Receipts, the letter of representations relating to such Custody Receipts among the Depositor, the Note Custodian and the Depository substantially in the form attached to the related Schedule of Terms.]

         ["Depository Participant" means a broker, dealer, bank, other financial institution or other person or entity for whom from time to time a Depository effects book-entry transfers and pledges of Custody Receipts deposited with such Depository.]

         "Fee Letter" means the side letter between the Depositor and the Note Custodian dated _____________ regarding the amounts payable to the Note Custodian in respect of its fees and expenses under this Custody Agreement, as amended from time to time by written agreement of the parties hereto.

         "Issuance Agreement" means, with respect to the Custody Receipts, the agreement pursuant to which the related Underlying Securities were issued and which is specified in the related Schedule of Terms.

         "Issuer" means, with respect to the Custody Receipts, the Issuer of the related Underlying Securities, if any, specified in the related Schedule of Terms.

         "Mail" means mail by first-class postage to specified Owners of a Series of Custody Receipts at their addresses set forth in the Related Custody Receipts Register.

         "Note Custodian's Principal Office" means the principal office of the Note Custodian at which at any particular time its corporate trust business shall be administered which office at the date of the execution of this Agreement is located at or at any other time at such other address as the Note Custodian may designate from time to time by notice to the Depositor.

         "Notice of Transfer or Exchange" means the Notice of Transfer or Exchange printed on a Custody Receipt.

         "Payment Date" means, with respect to the Underlying Securities, any Payment Date set forth in the related Schedule of Terms.

         "Schedule of Terms" means, with respect to the Custody Receipts, the Schedule of Terms, in the form set forth in Annex I hereto.

         "Servicer" means the person or entity as specified in the related Schedule of Terms.

         "Transfer Limitations" means, with respect to the Custody Receipts, the Transfer Limitations set forth in the related Schedule of Terms.

         "Trustee" means the bank or trust company serving as trustee or indenture trustee with respect to the Underlying Securities, as specified in the related Schedule of Terms.

         "Underlying Securities" means the Underlying Securities specified in the related Schedule of Terms.

         "Voting Rights" means, with respect to the Class [A] Custody Receipts % and with respect to the Class [A-IO] Custody Receipt % and such Voting Rights with respect to each Custody Receipt of a Class means the pro rata share of the percentage allocated to the related Class of Custody Receipts based on the Initial Custody Receipt Balance or the Initial Aggregate Class [A-IO] Custody Receipt Notional Amount, as the case may be.

ARTICLE II

CUSTODY ACCOUNTS AND CUSTODY RECEIPTS

         Section 2.01. Creation of Custody Accounts. The Note Custodian shall establish and maintain a separate Custody Account in the corporate trust office of the Note Custodian to be designated "[Name of Related Underlying Securities (as specified in the related Schedule of Terms) --Custody Receipts Series []] --Custody Account." The Note Custodian shall purchase the Underlying Securities from the Depositor, without recourse, in return for the Custody Receipts. The Note Custodian shall deposit into such Custody Account the related Underlying Securities, and any monies received in connection therewith. The Custody Account shall at all times be maintained as a custodial account for the benefit of the related Owners, separated and segregated on the books of the Note Custodian from all other accounts, funds and property in the possession of the bank or trust company acting as Note Custodian, including any other Custody Account. The Underlying Securities and any monies held in a Custody Account shall not at any time be commingled on the books of the Note Custodian with any other assets or property held by the Note Custodian. The Note Custodian shall maintain separate records in connection with any monies which it may hold, in such Custody Account or otherwise, in connection with the Underlying Securities. To the extent practicable, the Note Custodian shall arrange for distributions on the Underlying Securities to be made in immediately available funds to the Note Custodian, by wire transfer or otherwise, pursuant to the payment provisions of each Issuance Agreement. The Custody Account shall be maintained at all times with an Eligible Institution. If the Note Custodian ceases to be an Eligible Institution, the Custody Account shall be transferred to an Eligible Institution within five Business Days.

         It is the express intent of the parties hereto that the conveyance of the Underlying Securities and any monies received in connection therewith to the Note Custodian, by the Depositor be, and be construed as, an absolute sale of the Underlying Securities and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Underlying Securities and related property by the Depositor to the Note Custodian to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying Securities or any related property is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Securities or any related property, then:

(1)

this Agreement shall be deemed to be a security agreement; and

(2)

the conveyance provided for hereunder shall be deemed to be a grant by the Depositor to the Note Custodian, of a security interest in all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to the Underlying Securities, any monies received in connection therewith and any proceeds thereof.

The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Depositor shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Note Custodian shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in force in the relevant jurisdiction.

         Section 2.02 Custody Receipts. The Note Custodian shall issue the Series [ ] Custody Receipts in Authorized Denominations as hereinafter provided, composed of Class [A] Custody Receipts and Class [A-IO] Custody Receipts evidencing a beneficial ownership interest in the related Underlying Securities for such Custody Receipts (as set forth in such Custody Receipt and in the Custody Receipt Register) on the terms and conditions set forth herein and in the related Schedule of Terms. Class [A] Custody Receipts shall be substantially in the form set forth in Exhibit 1 hereto, and shall be assigned consecutive registration numbers. The Class [A-IO] Custody Receipts shall be substantially in the form set forth in Exhibit 2 hereto, and shall be assigned consecutive registration numbers. Each Custody Receipt shall be executed by the Note Custodian by the manual signature of an Authorized Officer and no Custody Receipt shall be entitled to any benefits under this Custody Agreement, or be valid or obligatory for any purpose, unless so executed by the Note Custodian. In case any Authorized Officer whose signature shall appear on any Custody Receipt shall cease to be an Authorized Officer, such signature shall nevertheless be valid and sufficient for all purposes as if such person had remained in office. The Custody Receipts shall not evidence any financial obligation of the Depositor or the Note Custodian except that the Note Custodian shall be required, as provided in Section 3.01 hereof, to distribute in the amount specified in the related Schedule of Terms all payments received in respect of the related Underlying Securities deposited hereunder to the Custody Receipts evidencing such Underlying Securities without making any deduction whatsoever, other than as expressly provided in this Custody Agreement.

         Section 2.03 Delivery of Custody Receipts. The Note Custodian shall deliver, at the direction of the Depositor, to the Owners thereof the initial Custody Receipts of a Series, registered in the names and in the denominations specified in writing by the Depositor at least three Business Days prior to such delivery, upon receipt by the Note Custodian of the following:

              (a) original executed counterparts of the related Schedule of

         Terms;

              (b) in the case of related Underlying Securities issued in certificated form, the related Underlying Securities in the aggregate outstanding principal amount specified in the related Schedule of

         Terms, registered in the name of the Note Custodian (or its nominee or its agent's nominee) or endorsed by the registered owner thereof for transfer to the Note Custodian (or its nominee or its agent's nominee)

         or in blank, and all documents necessary to effect the registration of the related Underlying Securities (as specified in the related

         Issuance Agreement) in the name of the Note Custodian;

              (c) a list of the names, addresses and United States taxpayer identification numbers (or, if a United States taxpayer identification number is not appropriate, a copy of Form W-8 or such other appropriate federal tax identification as the Note Custodian may reasonably request) of the persons in whose names, and the denominations in which, such Custody Receipts are to be registered;

         and

              (d) a copy of the related Issuance Agreement.

The Note Custodian may accept the form of the related Issuance Agreement delivered to it by the Depositor as being a true and correct copy of such Issuance Agreement and shall not be deemed to have knowledge of, and need not give effect to, any amendment unless a copy of such amendment is delivered to it.

         The initial Custody Receipts of a Series to be executed and delivered by the Note Custodian as provided in this Section 2.03 shall be delivered to or upon the written order of the Depositor in The City of New York (or such other city in the United States of America as may be specified by the Depositor and agreed upon by the Note Custodian) at a location specified by the Depositor and agreed upon by the Note Custodian. Such delivery shall be made on the date that the related Underlying Securities are received by the Note Custodian as provided in paragraph (b) of this Section 2.03. If the Depositor shall so request reasonably in advance, the Note Custodian shall make such Custody Receipts available to the Depositor or the person designated by the Depositor for inspection on the Business Day preceding the date of any such delivery, at a location in The City of New York (or such other city specified above) specified by the Depositor and agreed upon by the Note Custodian. The Depositor shall provide the Note Custodian, on (and in the numbers specified in) the Note Custodian's reasonable request, Custody Receipt forms to facilitate issuance and transfer of Custody Receipts and permit any temporary Custody Receipts issued to be exchanged for permanent Custody Receipts.

         Any temporary Custody Receipts that may be issued shall be exchangeable for definitive Custody Receipts upon surrender of the temporary Custody Receipts at the Note Custodian's Principal Office without charge to the Owner and after any waiting period that may be applicable. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Owner. Upon surrender for cancellation of any one or more temporary Custody Receipts, the Note Custodian shall execute and deliver in exchange therefor definitive Custody Receipts of like denominations. Until so exchanged, the temporary Custody Receipts shall in all respects be entitled to the same benefits under this Agreement as definitive Custody Receipts.

         Section 2.04. Mutilated, Lost, Stolen or Destroyed Custody Receipts. In the event a Custody Receipt is mutilated, lost, stolen or destroyed, the Note Custodian shall cancel such Custody Receipt, if possible, and execute and deliver in lieu thereof a new Custody Receipt of the same Series, Class and denomination, provided that:

              (a) in the case of any mutilated Custody Receipt, such mutilated

         Custody Receipt shall be first surrendered to the Note Custodian; and

              (b) in the case of any lost, stolen or destroyed Custody Receipt,

         there shall first be delivered to the Note Custodian evidence of such loss, theft or destruction satisfactory to the Note Custodian and the

         Depositor, together with indemnity satisfactory to each of them, and neither the Depositor nor the Note Custodian shall have received written notice that such Custody Receipt has been acquired by a bona fide purchaser for value.

All replacement Custody Receipts issued pursuant to this Section shall be entitled to the full benefits hereunder, whether or not, in the case of clause (b), any lost, stolen or destroyed Custody Receipt shall be found at any time. The Note Custodian shall be entitled to customary compensation from the Owner for its expenses, including any tax or governmental charge that may be payable by it, in connection with any such replacement of Custody Receipts.

         Section 2.05. Registration and Transfer of Ownership; Persons Treated as Owners.

              (a) The Note Custodian shall maintain a Custody Receipts Register at the Note Custodian's Principal Office to provide for the registration of the Custody Receipts and the registration of transfers of such Custody Receipts entitled to be registered or transferred as herein provided. A copy of the Custody Receipts Register for each class of Custody Receipts shall be provided by the Note Custodian to the Depositor (or its designee), to a designated representative of

         Owners of Custody Receipts evidencing more than 25% of the Initial

         Custody Receipt Balance or of the Initial Aggregate Class [A-IO]

         Custody Receipt Notional Amount at the expense of and upon written request by the Depositor or such Owners, as the case may be. The Note

         Custodian shall maintain on the Custody Receipts Register, with respect to each such Custody Receipt, (i) the name, address and,

         unless not required to be maintained under applicable laws and regulations, United States taxpayer identification number of the Owner of such Custody Receipt, (ii) the registration number of such Custody

         Receipt and (iii) the Custody Receipt Balance or the Custody Receipt

         Notional Amount.

              (b) The initial issuance of the Custody Receipts of a Series shall be recorded on the Custody Receipts Register in such names as the Depositor shall specify upon satisfaction of the conditions set forth in Section 2.05(g) and as provided in Section 2.03 hereof.

         Thereafter, registration of transfer of such Custody Receipts may be made only on the Custody Receipts Register upon satisfaction of the conditions set forth in Section 2.05(g). Upon surrender for registration of transfer of any Custody Receipt to the Note Custodian at the Note Custodian's Principal Office, with the Notice of Transfer or Exchange for such Custody Receipt fully completed, the Note

         Custodian shall (A) execute and deliver to the transferee or transferees named in such Notice at the Note Custodian's Principal

         Office a new Custody Receipt or Receipts of the same Series and Class in Authorized Denominations, evidencing Initial Custody Receipt

         Balance or Initial Aggregate Class[ A-IO] Custody Receipt Notional

         Amount, as the case may be, or portion thereof of the surrendered

         Custody Receipt so transferred, registered in the name or names of such transferee or transferees and (B) execute and deliver to the

         Owner of the surrendered Custody Receipt at the Note Custodian's

         Principal Office a new Custody Receipt or Receipts of the same Series and Class in Authorized Denominations evidencing the portion of

         Initial Custody Receipt Balance or Initial Aggregate Class [A-IO]

         Custody Receipt Notional Amount of the surrendered Custody Receipt not so transferred. Each Custody Receipt issued upon such a registration of transfer shall bear a registration number not assigned previously.

              (c) A Custody Receipt or Receipts may be exchanged for a Custody

         Receipt or Receipts of the same Series and Class evidencing in the aggregate the same Initial Custody Receipt Balance or Initial

         Aggregate Class [A-IO] Custody Receipt Notional Amount, but having different denominations, upon surrender of such Custody Receipt or

         Receipts to the Note Custodian at the Note Custodian's Principal

         Office with the Notice of Transfer or Exchange for such Custody

         Receipt fully completed. The Note Custodian shall execute and deliver to the Owner of the exchanged Custody Receipt, at the Note Custodian's

         Principal Office, a Custody Receipt or Receipts of the same Series and

         Class, denominated in Authorized Denominations registered in the name of such Owner and bearing registration numbers not assigned previously.

              (d) The Note Custodian may require payment by the Owner of a

         Custody Receipt of a sum sufficient to cover any tax, governmental fee or other governmental charge that may be imposed in connection with any registration of a transfer or exchange of such Custody Receipt,

         and may require that such taxes, fees or other charges be paid prior to the issuance of a new Custody Receipt, and shall have no obligation to issue such new Custody Receipt in the absence of such payment. The

         Note Custodian may, but shall not be required to issue or register the transfer of any Custody Receipt during any period when the related

         Trustee would not be required to issue or register the transfer of any related Underlying Security pursuant to the terms of the related

         Issuance Agreement.

              (e) The Note Custodian may treat the person in whose name a

         Custody Receipt is registered as the absolute owner thereof, for all purposes whatsoever, and shall not be bound or affected by any notice to the contrary, other than an order of a court having jurisdiction in the premises.

              (f) Whenever any Custody Receipt shall be delivered to the Note

         Custodian for registration of transfer, exchange or final payment,

         upon such registration of transfer, exchange or payment, the Note

         Custodian shall cancel such Custody Receipt, and shall maintain a record of such cancellation, in accordance with its standard procedures.

              (g) If so specified in the related Schedule of Terms

                      [Any Applicable Transfer Restrictions].

          [Section 2.06.    Deposits With Depositories.

              (a) Notwithstanding anything in this Custody Agreement to the contrary, to the extent Underlying Securities are eligible for deposit with a Depository, the Note Custodian may take delivery of the related

         Underlying Securities by transfer of such Underlying Securities to its account (or the account of its nominee or the nominee of its agent)

         with such Depository and may maintain such Underlying Securities on deposit with such Depository.

              (b) In the event the Schedule of Terms provides that one or more

         Classes of Custody Receipts will be Book-Entry Custody Receipts, then such Class of Custody Receipts shall, upon original issuance, be issued in the form of one or more typewritten certificates representing such Class of Book-Entry Custody Receipts and shall be delivered to the Depository by, or on behalf of, the Depositor. The

         Book-Entry Custody Receipts shall initially be registered on the

         Custody Receipts Register in the name of the Depository or its nominee, and no Beneficial owner of a Book-Entry Custody Receipt will receive a definitive certificate representing such Beneficial Owner's interest in a Book-Entry Custody Receipt except as provided in subsections (c) and (d) below. Unless and until definitive, fully registered Custody Receipts ("Definitive Custody Receipts") have been issued to Beneficial Owners of Custody Receipts pursuant to subsections (c) and (d) below:

                   (i) the provisions of this Section 2.06(b) shall be in full force and effect;

                   (ii) the Depositor and the Note Custodian may deal with the

              Depository which is the registered holder of the Custody Receipts for all purposes (including the making of distributions on the

              Custody Receipts) as the authorized representative of the

              Beneficial Owners of Custody Receipts;

                   (iii) to the extent that the provisions of this Section

              2.06(b) conflict with any other provisions of this Custody

              Agreement, the provisions of this Section 2.06(b) shall control;

                   (iv) the rights of Beneficial Owners of Custody Receipts

              shall be exercised only through the Depository which is the registered holder of the Custody Receipts and the Depository

              Participants and shall be limited to those established by law and agreement between such Beneficial Owners of Custody Receipts and the Depository and/or the Depository Participants. Pursuant to

              the Depository Agreement, unless and until Definitive Custody

              Receipts are issued pursuant to subsection (c) below, the initial

              Depository will make book-entry transfers among the Depository

              Participants and receive and transmit distributions on the

              Custody Receipts to such Depository Participants; and

                   (v) Whenever a notice, report or other communication to the

              Beneficial Owners of Custody Receipts is required under this

              Custody Agreement, unless and until Definitive Custody Receipts shall have been issued to Beneficial Owners of Custody Receipts pursuant to subsection (c) below, the Note Custodian shall give all such notices and communications specified herein to be given to Beneficial Owners of Custody Receipts to the Depository which is the registered holder of the Custody Receipts.

          (c) In the event that:

                   (i) (A) the Depositor advises the Note Custodian in writing that the Depository which is the registered holder of the Custody

              Receipts is no longer willing or able to discharge properly its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor; or

                   (ii) the Depositor, at its option, advises the Note

              Custodian in writing that it elects to terminate the book-entry system through the Depository; or

                   (iii) after the occurrence of a default by the Servicer

              under the Servicing Agreement or an Event of Default under the

              Indenture, Beneficial Owners representing at least a majority of the aggregate outstanding principal amount of the Custody

              Receipts advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners;

the Note Custodian shall notify all Beneficial Owners, through the Depository which is the registered holder of the Custody Receipts, of the occurrence of any such event and of the availability of Definitive Custody Receipts to Beneficial Owners of Custody Receipts requesting the same. Upon surrender to the Note Custodian of the Custody Receipts by the Depository, accompanied by registration instructions from the Depository which is the registered holder of the Custody Receipts, the Note Custodian shall issue the Definitive Custody Receipts which shall be issued in Authorized Denominations. Neither the Depositor nor the Note Custodian shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in fully relying on, such instructions. The Depositor shall arrange for, and will bear the costs of, printing, issuance and delivery of any Definitive Custody Receipts.

              (d) Custody Receipts purchased by, or beneficial interests in

         Book-Entry Custody Receipts transferred to, institutional accredited investors will be evidenced by Definitive Custody Receipts, registered in the name of the purchaser thereof or any nominee of such purchaser.

         Definitive Custody Receipts will be issued to a Beneficial Owner (or its nominee) at any time (subject to the rules and procedures of DTC)

         upon the request to the Custodian by such Beneficial Owner that its interest in a Book-Entry Custody Receipt be exchanged for a Definitive

         Custody Receipt or Custody Receipts.]

         Section 2.07. Payment on Custody Receipts. So long as the Note Custodian is the registered holder of the Underlying Securities, the Note Custodian shall, on each Payment Date, make the following payment to Holders of Custody Receipts to the extent of Custody Receipt Available Funds for such Payment Date in the following order of priority:

                   (i) to the Holders of Class [A] Custody Receipts and Class

              [A-IO] Custody Receipts, the Class [A] Custody Receipt Interest

              Distribution and the Class [A-IO] Custody Receipt Interest

              Distribution, respectively (any shortfall being allocated between each such Class of Custody Receipts based on the total amount each such Class would otherwise have been entitled to);

                   (ii) to the Holders of the Class [A] Custody Receipts, any

              Unpaid Principal Shortfall due and payable in respect of the

              Class [A] Custody Receipts; and

                   (iii) to the Holders of the Class [A] Custody Receipts, an

              amount up to the Scheduled Principal Amount until the Aggregate

              Outstanding Principal Amount of the Class [A] Custody Receipts is

              reduced to zero.

ARTICLE III

ADMINISTRATION AND CUSTODY ACCOUNTS

         Section 3.01. Payments in Respect of the Underlying Securities.

              (a) Unless otherwise provided in the Schedule of Terms, the Note

         Custodian shall remit to the Owners of Class [A] Custody Receipts on the Record Date preceding any Payment Date, other than the final

         Payment Date, the [Class A] Distribution Amount with respect to such

         Payment Date, on each Payment Date. The Note Custodian shall remit to the Owners of Class [A-IO] Custody Receipts on the Record Date

         preceding any Payment Date, other than the final Payment Date, the

         Class [A-IO] Custody Receipt Interest Distribution with respect to such Payment Date. The Class [A] Distribution Amount, the Class [A-IO]

         Custody Receipt Interest Distribution shall be paid to Owners of

         Custody Receipts of the related class pro rata based on the Initial

         Custody Receipt Balance or Initial Aggregate Class [A-IO] Custody

         Receipt Notional Amount of the Custody Receipts held by such Owners.

              (b) The Note Custodian (or its agent) shall duly present (or cause to be presented) each related Underlying Security for payment on or prior to its final Payment Date in accordance with the provisions of the related Underlying Security and the related Issuance Agreement.

         Upon receipt of such payment, the Note Custodian shall, on the

         Business Day following receipt of such payment, remit to the Owners of

         Class [A] Custody Receipts and Class [A-IO] Custody Receipts, on the

         date set by the related Issuance Agreement (initially, as set forth in the related Schedule of Terms) as the date for determining the person to whom such payment shall be paid, the final Class [A] Distribution

         Amount, the final Class [A-IO] Custody Receipt Interest Distribution

         Amount with respect such Payment Date for such Class of Custody

         Receipts. The final Class [A] Distribution Amount, the final Class

         [A-IO] Custody Receipt Interest Distribution shall be paid to Owners of Custody Receipts of the related class pro rata based on the Initial

         Custody Receipt Balance or Initial Aggregate Class [A-IO] Custody

         Receipt Notional Amount of the Custody Receipts held by such Owners.

              (c) Payments to an Owner pursuant to Sections 3.01(a) and 3.01(b)

         shall be made by bank check payable in currency of the United States of America sent by Mail to such Owner at the address shown on the

         Custody Receipt Register or by such other method as may be requested in writing by an Owner and consented to by the Note Custodian;

         provided that payments with respect to Custody Receipts on deposit with a Depository will be made in accordance with the procedures of such Depository. Notwithstanding the preceding sentence, in the event that the related Issuance Agreement requires (initially, as set forth in the related Schedule of Terms) the presentment of the related

         Underlying Securities as a condition to receipt of any payment

         (including a redemption payment contemplated by Section 3.02 hereof)

         then, likewise, any payment received by the Note Custodian upon such presentment shall be remitted, in accordance with the terms of this

         Custody Agreement, by the Note Custodian to the Owners of the Class

         [A] Custody Receipts and the Owners of the Class [A-IO] Custody

         Receipts evidencing such Underlying Securities upon presentation of such Custody Receipt at the Note Custodian's Principal Office.

              (d) Neither the Depositor nor the Note Custodian shall have any obligation to advance its own funds to make any payment to any Owner.

         Section 3.02. Redemptions; Notices; Consents to Amendments to Issuance Agreements.

              (a) Upon receipt of any notice of redemption of a related

         Underlying Security, the Note Custodian shall promptly forward a copy of such notice by Mail to the Owners of the Class [A] Custody Receipts

         and the Owners of the Class [A-IO] Custody Receipts evidencing such

         Underlying Security. Upon receipt of any such notice, the Note

         Custodian (or its agent) shall present the Underlying Security so called for redemption on or prior to the date of such redemption to the related Trustee on behalf of such Owners for redemption in accordance with the terms of such notice and, if applicable, the related Issuance Agreement. The redemption price received by the Note

         Custodian shall be paid to such Owners in accordance with the provisions of Section 3.01 hereof.

              (b) Upon receipt from a Trustee of any other notice with respect to a related Underlying Security, the Note Custodian shall promptly transmit a copy of such notice by Mail to the Owners of the Class [A]

         Custody Receipts evidencing such Underlying Security and the Owners of the Class [A-IO] Custody Receipts evidencing such Underlying Security.

         For such purpose, the Note Custodian shall consider the date of the receipt of any such notice as the record date for the purpose of determining the Owners of record to whom such notices shall be transmitted. In the event such notice requests or requires any vote,

         action or consent by the holder of any related Underlying Security,

         the Note Custodian shall no later than the Business Day following receipt of such notice, Mail to the Owners of the Class [A] Custody

         Receipts and Owners of Class [A-IO] Custody Receipts evidencing such

         Underlying Security a letter of direction with respect to such vote,

         action or consent, returnable to the Note Custodian, and subject to

         Section 3.02(c), the Note Custodian shall vote such Underlying

         Security in accordance with such letters of direction proportionately based on the Voting Rights of the related Owners. The Note Custodian shall not vote, take any action or consent except in accordance with such letters of direction. Any record date established by such notice for purposes specified in such notice shall be the record date for the purpose of determining the Owners of record for such purposes. If no record date is established by the Related Trustee, the date such notice is received by the Note Custodian shall be the record date.

              (c) Notwithstanding Section 3.02(b), without the consent of all of the Owners of the Class [A-IO] Custody Receipts, neither the Note

         Custodian nor the Owners of the Class [A] Custody Receipts shall vote or consent to any amendments to the related Issuance Agreement or any other actions which would reduce the amount of or change the timing of or currency of any amounts to be paid to Owners of Class [A-IO]

         Custody Receipts.

              (d) The Note Custodian shall promptly transmit by hand or

         telecopy to the Depositor a copy of any notice received from a Trustee with respect to any Underlying Securities.

         Section 3.03. Statements to Owners.

              (a) With each distribution on the Custody Receipts the Note

         Custodian shall prepare and forward by Mail (together with a copy of any report relating to a Payment Date received by the Note Custodian from the related Trustee pursuant to the related Issuance Agreement) a statement to the Rating Agencies and each Owner of Custody Receipts of such Series stating:

                   (i) the Class [A] Distribution Amount, the Scheduled

              Principal Amount and the Class [A] Custody Receipt Interest

              Distribution distributable with respect to the related Payment

              Date to the Owner of a Class [A] Custody Receipt of such Series in the denomination of $[100,000];

                   (ii) the Class [A-IO] Custody Receipt Interest Distribution

              distributable with respect to the related Payment Date to the

              Owner of a Class [A-IO] Custody Receipt of such Series in the notional amount of $[100,000];

                   (iii) the aggregate outstanding principal balance of the

              related Underlying Securities evidenced by the Custody Receipts after giving effect to the Scheduled Principal Amount distributed thereon on the related Payment Date.

              (b)  The Note Custodian shall prepare and file all federal, state and local tax and information returns and reports required to be filed with respect to the custody arrangement created pursuant to the

         Custody Agreement and, in connection with any such filing, shall assume that such arrangement constitutes a device to facilitate the creation of "stripped coupons" from the Underlying Securities within the meaning of section 1286 of the Code. Consistent with the above treatment, the Custodian shall, within a reasonable time after the end of each calendar year, furnish to each Owner such information which is necessary, or required by federal, state and local tax law, to enable such Owners to prepare their tax returns and properly account for their allocable share of income from the Underlying Securities.

         Section 3.04. Defaults.

              (a) The Note Custodian is not authorized hereunder to proceed against any Servicer or any Trustee in the event of a default under the related Issuance Agreement and has no power or obligation hereunder to assert any of the rights and privileges of the related

         Owners.

              (b) In the event of any default in payment by an Issuer or

         Trustee, as the case may be, or any Servicer default or similar event with respect to an Issuer, a Trustee or a Servicer, as the case may be, each Owner will have the right to direct the Note Custodian to take specific actions on behalf of such Owner pursuant to Section

         3.04(c) hereof. Such Owner will not be required to act in concert with the Note Custodian (unless such Owner so directs) or other Owners. The

         Note Custodian shall take such actions as reasonably directed by the

         Owners in accordance with their respective Voting Rights. The parties hereto understand and agree that the Owners of Custody Receipts are the beneficial owners of the related Underlying Securities evidenced thereby on the terms and conditions set forth herein and in the related Schedule of Terms and that the Note Custodian shall hold

         Underlying Securities as custodian for the Owners of Custody Receipts evidencing such Underlying Securities.

              (c) Notwithstanding anything in this Section 3.04 to the

         contrary, the Note Custodian, shall have no obligation to undertake to perform any ministerial acts unless it has received from the Owners requesting such action indemnity satisfactory to it against all costs,

         losses, liabilities and expenses (including legal fees and expenses)

         and such requests have been confirmed in writing.

              (d) The Note Custodian shall have no obligation to notify the

         Depositor or any Owner of any default in payment by an Issuer or

         Trustee, as the case may be, or any Servicer default or similar event with respect to an Issuer, a Trustee or a Servicer, and shall not be deemed to have knowledge thereof unless an Authorized Officer of the

         Note Custodian has actual knowledge thereof or is informed thereof in writing.

              (e) In the event that the Note Custodian fails to distribute the

         Class [A] Distribution Amount, the Class [A-IO] Custody Receipt

         Interest Distribution within 3 days following receipt of the full amount required to be distributed on the related Underlying

         Securities, Owners of Custody Receipts evidencing more than 50% of

         Voting Rights may terminate the Note Custodian as custodian hereunder.

         The provisions of Section 4.02 hereof relating to appointment of a successor custodian in the event of a removal of the Note Custodian by the Owners of Custody Receipts shall apply in the event of a termination of the Note Custodian pursuant to this Section 3.04(e).

         Section 3.05. Unclaimed Monies. In the event any monies to be paid to an Owner of a Custody Receipt in respect of the final payment thereof remains unclaimed, the Note Custodian shall segregate and hold such monies in a subaccount within the related Custody Account, without liability for interest thereon, for the account of the Owner entitled thereto. Such monies shall not be invested by the Note Custodian, but shall be held in trust for the benefit of such Owner. All such monies that remain in any such subaccount on the date that is two (2) years and eleven (11) months after the date on which such monies were originally due, and as to which such Owner has not indicated an interest as evidenced by a memorandum on file with the Note Custodian, shall be disbursed to the Depositor and such Owner shall thereafter look only to the Depositor for payment.

         Section 3.06. Obligation of Owners With Respect to Certain Taxes and Filings. If any tax or other governmental charge shall become payable by or on behalf of the Note Custodian, including any tax or charge required to be withheld from any payment to or by the Note Custodian under the provisions of any applicable law or regulation, with respect to any Custody Receipt or any related Underlying Security, such tax or charge shall be payable by the Owner of such Custody Receipt (in the case of any tax or charge with respect to such Custody Receipt) or by the Owners of the related Class [A] and Class [A-IO] Custody Receipts in proportion to their respective share of the interest payable on such related Underlying Security (in the case of any tax or charge with respect to such related Underlying Security) and may, following written notice from the Note Custodian to such Owner, be withheld by the Note Custodian.

         Section 3.07. Transfers of Related Underlying Securities by Note Custodian. The Note Custodian shall hold the related Underlying Securities in custody only and shall not assign, transfer, pledge, set off or otherwise dispose of any Underlying Security or any interest therein except as specifically provided hereunder or as required by an order of a court having jurisdiction in the premises.

         Section 3.08. Termination of Custody Accounts. The Note Custodian shall maintain in the Custody Account each Underlying Security until payment of all amounts in respect of such Underlying Security in full, on its expected final payment date or earlier redemption. The Note Custodian hereby disclaims any equitable or beneficial interest in the Underlying Securities. No Underlying Security will be available to the Note Custodian for its own use or profit, nor will any Underlying Security be deemed part of the general assets of the Note Custodian or be reflected as an asset of the Note Custodian on any balance sheet or similar document prepared by the Note Custodian in its individual capacity. The Underlying Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Note Custodian.

ARTICLE IV

THE NOTE CUSTODIAN

         Section 4.01. Standard of Liability.

              (a) The Note Custodian shall not be liable under this Custody

         Agreement other than by reason of bad faith or gross negligence in the performance of such duties as are specifically set forth in this

         Custody Agreement. The Note Custodian shall not be liable for any damages resulting from any distribution from a related Custody Account to an Owner at the address of record of such Owner in the related

         Custody Receipts Register. The Note Custodian shall not be liable for any action taken or inaction by it in reliance upon the written opinion of its legal counsel or the written advice of its accountants.

         The Note Custodian may request and conclusively rely and shall be fully protected in acting in reliance upon any written notice,

         request, direction or other document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

              (b) The Depositor agrees to indemnify the Note Custodian and any of its agents, officers, directors or employees for, and to hold them harmless against any cost, loss, liability or expense, including legal fees and expenses incurred without their own gross negligence or bad faith, arising, directly or indirectly, out of, relating to, or in connection with the acceptance, administration or performance of their duties, or the duties of the Note Custodian, as well as the costs and expenses of defending themselves against any action, suit, or other proceeding involving any claim or liability arising directly or indirectly, out of, relating to or in connection with the exercise or performance of any of their powers or duties hereunder.

         Notwithstanding any provisions of this Agreement to the contrary, the obligations of the Depositor to indemnify the Note Custodian and its agents, officers, directors and employees under this Section 4.01 shall survive the resignation or removal of the Note Custodian or the termination of this Custody Agreement.

              (c) The Note Custodian shall have no duties or responsibilities other than those expressly set forth herein. No implied duties or obligations shall be read into this Custody Agreement against the Note

         Custodian. The Note Custodian shall be under no liability to any party hereto, or to any Owner, by reason of any failure on the part of the

         Depositor or any maker, guarantor, endorser or other signatory of any document or instrument, including any Underlying Security, or any other person to perform such person's obligations under any such document or instrument. Except for amendments to this Custody

         Agreement referred to below, and except for instructions, notices or demands to the Note Custodian under this Custody Agreement, the Note

         Custodian shall not be obligated to recognize any agreement between the Depositor and any owner, or between any Owner and any other person or entity, notwithstanding whether or not it has knowledge thereof.

              (d) In the absence of gross negligence or bad faith on the part of the Note Custodian, the Note Custodian may rely conclusively and shall be fully protected in acting upon any order, notice, demand,

         certificate, opinion of counsel (including counsel chosen by the Note

         Custodian), statement, instrument, report or other paper or document

         (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth, completeness and acceptability of any information therein contained) which is believed by the Note Custodian to be genuine and, without independent investigation, to be correct and to be signed or presented by the proper person or persons.

              (e) The Note Custodian shall not be responsible for the

         sufficiency or accuracy, the form or the execution, validity, value or genuineness of any document or property received or held by it hereunder, including without limitation any Underlying Securities, or the authority of the Depositor in executing this Custody Agreement.

              (f) ANY ACTION OR PROCEEDING ALLEGING ANY BREACH BY THE NOTE

         CUSTODIAN OF ITS DUTIES UNDER THIS CUSTODY AGREEMENT SHALL BE

         PROSECUTED ONLY IN A STATE OR FEDERAL COURT LOCATED IN THE STATE OF

         NEW YORK, COUNTY OF NEW YORK. THE NOTE CUSTODIAN SHALL HAVE THE RIGHT

         AT ANY TIME TO SEEK INSTRUCTIONS FROM ANY COURT OF COMPETENT

         JURISDICTION.

              (g) No provision of this Custody Agreement shall require the Note

         Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights and powers hereunder, and the Note

         Custodian shall not be required to take any action which, in the Note

         Custodian's sole and absolute judgment, could involve it in expense or liability unless furnished with security and indemnity which the Note

         Custodian deems, in its sole and absolute discretion, to be satisfactory.

              (h) The Note Custodian does not have any equitable or beneficial interest in the Underlying Securities deposited with it hereunder but is serving as custodian only and having only possession and legal title thereof. The Note Custodian makes no representation as to the validity, value, genuineness or collectibility of any Underlying

         Security or other document or instrument held by or delivered to it.

         The Note Custodian shall not be called upon to advise any Owner as to the wisdom in selling or retaining or taking or refraining from taking any action with respect to any Underlying Security or other property deposited hereunder.

              (i) The Note Custodian shall be deemed to have exercised

         reasonable care in the custody and preservation of the Underlying

         Securities in its possession if the Underlying Securities are accorded treatment substantially equal to that which a prudent person accords its own property, it being understood that, except as expressly provided herein, the Note Custodian shall not have responsibility for

         (i) ascertaining or taking action with respect to calls, conversions,

         exchanges, maturities, tenders or other matters relative to any

         Underlying Security, whether or not the Note Custodian has or is deemed to have knowledge of such matter, or (ii) taking any necessary steps to preserve rights against any parties with respect to any

         Underlying Securities.

         Section 4.02. Resignation and Removal of the Note Custodian: Appointment of Successor.

              (a) The Note Custodian may resign with respect to all of its duties hereunder at any time by written notice thereof delivered to the Depositor and given by Mail to each Owner, such resignation to take effect upon the appointment of a successor Note Custodian and its acceptance of such appointment as hereinafter provided. Upon 30 days'

         written notice to the Note Custodian, either the Depositor or the

         Owners of Custody Receipts evidencing Voting Rights at least 66-2/3%

         of the Voting Rights allocated to the Class [A] Custody Receipts and to the Class [A-IO] Custody Receipts of a Series may remove the Note

         Custodian, in which event the Depositor may appoint a successor Note

         Custodian meeting the qualifications set forth in the next succeeding paragraph. In the event of such removal or resignation, the Note

         Custodian shall pay over to its successor Note Custodian any fees or charges previously paid to the Note Custodian in respect of duties not yet performed under this Custody Agreement which remain to be performed by a successor Note Custodian. No resignation or removal of the Note Custodian shall be effective until the appointment of a successor Note Custodian and its acceptance of such appointment as hereinafter provided.

              (b) In case at any time the Note Custodian acting hereunder shall resign or be removed, the Depositor shall, within 90 days after the delivery of the notice of resignation, appoint a successor Note

         Custodian. Any successor Note Custodian shall be (i) a bank or trust company having its principal office in the United States of America and having a combined capital and surplus of at least $[50,000,000]

         and (ii) an Eligible Institution whose long-term unsecured debt or bank deposits are rated at least Baa3 (or the equivalent) by [Rating

         Agencies] and, if not rated by [Rating Agencies]. If no successor Note

         Custodian has been appointed within such 90 days, the resigning Note

         Custodian may petition any court of competent jurisdiction for the appointment of a successor Note Custodian.

              (c) In the event of removal or resignation of the Note Custodian,

         the fees of a successor Note Custodian shall be borne by the Depositor in accordance with the Fee Letter (except if the Note Custodian is removed by the Owners [(other than the Credit Enhancer in which case such fees shall be borne by the Depositor),] in which case the fees of a successor Note Custodian are required to be borne by the owners voting in favor of removing the Note Custodian). Any successor Note

         Custodian shall execute and deliver to its predecessor and to the

         Depositor an instrument in writing accepting its appointment hereunder, and thereupon such successor Note Custodian, without any further act or deed, shall become fully vested with all the rights,

         powers, duties and obligations of its predecessor and for all purposes shall be the Note Custodian under this Custody Agreement, and such predecessor, upon payment of all sums due it and on the written request of the Depositor shall execute and deliver an instrument transferring to such successor all rights, obligations and powers of such predecessor hereunder, and shall duly assign, transfer and deliver all right, title and interest in the Custody Account and all records relating thereto to such successor. Any successor Note

         Custodian shall promptly give notice of its appointment to the related

         Owners by Mail.

              (d) Any corporation into or with which the Note Custodian may be merged, consolidated or converted or any transferee of all or substantially all of the Note Custodian's corporate trust business shall be the successor of such Note Custodian without the execution or filing of any document or any further act.

         Section 4.03. Charges and Expenses. Except as expressly provided in this Custody Agreement, no charges or expenses of the Note Custodian or any other person shall be payable by or withheld from any Owner. The Depositor shall be responsible for the fees and expenses of the Note Custodian as provided in the Fee Letter.

         Section 4.04. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [Entity], not individually or personally but solely as Note Custodian, in the exercise of the powers and authority conferred and vested in it and (b) under no circumstances shall [Entity] be personally liable for the payment of any indebtedness or expenses of the Depositor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Depositor under this Agreement.

         Section 4.05. Non-Petition. None of the Note Custodian or any Owner of Custody Receipts shall, prior to the date that is one year and one day after the payment in full of all Custody Receipts, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any Bankruptcy Law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of the property of either, or ordering the winding up or liquidation of the affairs of the Depositor.

ARTICLE V

MISCELLANEOUS

         Section 5.01. Amendments, Etc. Without notice to or consent of any Owners, any provisions of this Custody Agreement may be amended (i) to cure any formal defect, omission, inconsistency or ambiguity in this Custody Agreement, (ii) to add to the covenants and agreements of the Note Custodian or the Depositor or to surrender any right or power herein conferred upon the Note Custodian or the Depositor, (iii) to effectuate the assignment of the Note Custodian's rights and duties hereunder to a qualified successor as provided herein, or (iv) to modify, alter, amend or supplement this Custody Agreement in any other respect not inconsistent herewith which, in the opinion of counsel acceptable to the Note Custodian, is not adverse to the Note Custodian or any of the Owners. Except for amendments made pursuant to clause (i), (ii), (iii) or (iv) above, no amendment affecting the Owners of Custody Receipts of any class of any Series may be made to this Custody Agreement without the consent of Owners of Custody Receipts of such class evidencing at least 66-2/3% of the Voting Rights allocated to such class, provided that no amendment may be made which would (i) reduce the Voting Rights or the amount or change timing or currency of any payments to be made to the Owners of any Class of Custody Receipts without the consent of each Owner affected thereby or (ii) modify any of the provisions of this Section 5.01 except to provide that certain other provisions of this Custody Agreement cannot be modified without the consent of any Owner affected thereby. No amendment or waiver of any provision of this Custody Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by the Note Custodian and the Depositor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that the Note Custodian shall have no duty to sign any amendment, waiver or consent which affects its rights and powers under this Agreement. In connection with any amendment pursuant to this Section, the Note Custodian shall send to the Rating Agencies a copy of each proposed amendment prior to its adoption and a copy of each executed amendment.

         Section 5.02. Counterparts. This Custody Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Copies of this Custody Agreement shall be filed with the Note Custodian and shall be open to inspection at reasonable times during business hours at the Note Custodian's Principal Office by any owner upon prior written notice.

         Section 5.03. Exclusive Benefit of Parties; Effective Date. This Custody Agreement is for the exclusive benefit of the Note Custodian, the Depositor and the Owners of the Custody Receipts from time to time, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. The Owners shall be the beneficiaries of this Custody Agreement and, pursuant to the terms of the Custody Receipts, shall acknowledge and accept all of the terms and conditions and agree to be bound by all of the provisions hereof and of the Custody Receipts by acceptance of delivery of the Custody Receipts without the necessity of any written acknowledgement or signature. This Custody Agreement shall become effective as to the Note Custodian upon execution of this Custody Agreement.

         Section 5.04. Invalidity of Provisions. In case any one or more of the provisions contained in this Custody Agreement or in the Custody Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforce ability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

         Section 5.05. Notices. Notices given owners shall be given by Mail and shall be effective two Business Days following the date postmarked. All other communications shall be mailed or delivered as follows:

         (a)  To the Depositor:

         (b)  To the Note Custodian:

or as to each party at such other address as shall be designated by such party in a written notice to the other parties.

         Any communication so addressed and mailed or delivered to the Depositor or the Note Custodian shall be deemed to be given when received, and any notice sent by telecopy shall be deemed to be given when receipt of such transmission is acknowledged, and any communication delivered in person shall be deemed to be given when receipted for or actually received by an authorized officer of the recipient.

         Section 5.06. Business Day. In any case where the date on which any action is required to be taken hereunder shall not be a Business Day, then such action shall be taken on the next succeeding Business Day with the same force and effect as if made on the date that such action is otherwise required to be taken hereunder.

         Section 5.07. Term of Agreement. Whenever the Underlying Securities have been paid in full on an expected final payment date or earlier redemption and the Owners of the Class [A] and Class [A-IO] Custody Receipts of such Series have received all the amounts to which they are entitled, this Agreement shall terminate.

         The bankruptcy, death or other incapacity of any or all Owners of Class [A] or Class [A-IO] Custody Receipts shall not operate to terminate this Custody Agreement, nor entitle any such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the custodial arrangement created by this Custody Agreement, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of the Owners of the Class [A] or Class [A-IO] Custody Receipts.

         Section 5.08. Governing Law. THIS CUSTODY AGREEMENT AND THE CUSTODY RECEIPTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 5.09. Headings. The headings of articles and sections in this Custody Agreement have been inserted and the table of contents has been provided for convenience only and are not to be regarded as a part of this Custody Agreement or to have any bearing upon the meaning or interpretation of any provision contained herein.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Master Custody Agreement, all as of the day and year first above mentioned.

                            [ENTITY]

                          as Depositor

                              By:

                             Name:

                             Title:

                            [ENTITY]

                                             not in its individual capacity,

                                             but solely as Note Custodian

                              By:

                             Name:

                             Title:

APPENDIX A

DEFINITIONS

         The definitions contained herein are incorporated into and made a part of the Custody Agreement.

         Affiliate shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         [Aggregate Notional Amount shall mean as of any date of determination with respect to the Class [A-IO] Custody Receipts, the Initial Aggregate Notional Amount of the Class [A-IO] Custody Receipts, less any payment of principal paid to the Class A-2 Notes prior to such date of determination.]

         Authorized Officer (i) in the case of the Issuer, shall mean the _________________ , (ii) in the case of the Servicing Advisor or the ____________________ , shall mean any Vice President or more senior officer, (iii) in the case of the Servicer, shall mean any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Servicer customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Servicing Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, (iv) in the case of any Prospective Owner or any transferor or prospective transferee of Class C Notes, shall mean any Vice President or more senior officer, and (v) in the case of the Indenture Trustee, shall mean a trust officer or other officer in the Corporate Trust Department of the Indenture Trustee customarily performing functions similar to those of a trust officer.

         Class [A] Custody Receipt shall mean each Class [A] Custody Receipt issued pursuant to Article II of the Custody Agreement.

         Class [A] Custody Receipt Interest Distribution shall mean with respect to the Class [A] Custody Receipts on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class [A] Custody Receipt Interest Rate on the sum of (i) the Custody Receipt Balance of the Class [A] Custody Receipts on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class [A] Custody Receipt Interest Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class [A] Custody Receipt Interest Rate for prior Payment Dates.

         Class A Custody Receipt Interest Rate shall mean a rate equal to _______ % per annum.

         Class [A-IO] Custody Receipt shall mean each Class [A-IO] Custody Receipt issued pursuant to Article II of the Custody Agreement.

         Class [A-IO] Custody Receipt Interest Distribution shall mean with respect to the Class [A-IO] Custody Receipts, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class [A-IO] Custody Receipt Interest Rate on the sum of (i) the Aggregate Notional Amount of the Class [A-IO] Custody Receipts on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class [A-IO] Custody Receipt Interest Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class [A-IO] Custody Receipt Interest Rate for prior Payment Dates.

         Class A-IO Custody Receipt Interest Rate shall mean        %.

         [Credit Enhancement Policy means the policy issued by the Credit Enhancer that guarantees Insured Payments on the Underlying Notes.]

         [Credit Enhancer shall mean      , a _______________ domiciled monoline stock insurance company.]

         Custody Receipt Available Funds shall mean for each Payment Date [ _______________________ ].

         Custody Receipt Balance shall mean with respect to the Class [A] Custody Receipts and any Payment Date, [ ].

         Custody Receipt Rate shall mean either the Class [A] Custody Receipt Interest Rate or the Class [A-IO] Custody Receipt Interest Rate, as. the case may be.

         Custody Receipt Registrar shall mean [Entity] and any successor thereto under the Custody Agreement.

         Custody Receipts shall mean the Class [A] Custody Receipts and the Class [A-IO] Custody Receipts.

         Eligible Institution shall mean (a) a depository institution acceptable to the Credit Enhancer organized under the laws of the United States of America or any one of the States thereof, the deposits of which depository institution are insured, to the full extent permitted by applicable law, by the FDIC, which is subject to supervision and examination by federal or state authorities and whose long-term unsecured debt obligations are rated at least ["A" by Standard & Poor's and Duff & Phelps and "A2" by Moody's, or if not rated by Duff & Phelps, rated at least "A" by Standard & Poor's and "A2" by Moody's at the time of any deposit therein], or (b) a federal or state chartered depository institution whose long-term unsecured debt obligations are rated at least ["A" by Standard & Poor's and Duff & Phelps and "A2" by Moody's, or if not rated by Duff & Phelps, rated at least "A" by Standard & Poor's and "A2" by Moody's] subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

         Event of Default shall have the meaning specified in Section ______ of the Indenture.

         Initial Aggregate Class [A-IO] Custody Receipt Notional Amount shall mean $ .

         Initial Custody Receipt Balance shall mean $                .

         Outstanding Notional Amount shall mean as of any date of determination with respect to any Class [A-IO] Custody Receipt, the Initial Notional Amount thereof less any reductions of the notional amount thereof prior to such date of determination.

         Owner means the registered owner of a Custody Receipt.

         Rating Agencies shall mean _________ , __________ and _________ , and their successors.

         Record Date shall mean, with respect to a Payment Date, (i) the last day of the immediately preceding calendar month or (ii) with respect to the initial Payment Date, the Closing Date.

         Servicer shall mean _____________________ , a ______________ banking corporation, in its capacity as servicer under the Servicing Agreement, together with its subservicers, successors and assigns as permitted thereunder.

Exhibit 1

[Insert Transfer Limitations Legend and, Depository Legend, if applicable]

No.  [  ]

CLASS [A] Custody Receipt

SERIES 199 -A

RELATING TO THE         NOTES, SERIES 199 -A

CLASS [A-1] AND CLASS [A-2]

Registered Owner:

Date of Original Issue:

Class [A] Custody Receipt Interest Rate:

Initial Custody Receipt Balance:

         This Class [A] Custody Receipt, Series 199 -A ("Class [A] Custody Receipt") evidences an undivided beneficial ownership interest (on the terms and conditions set forth in the Custody Agreement and related Schedule of Terms referred to below) by the Owner hereof in the following Underlying Securities and the rights relating to this Class [A] Custody Receipt under the Custody Agreement:

           [Issuer and Name of Underlying Securities] [Indicate

           aggregate original principal amount and aggregate outstanding principal amount of Underlying Securities and the registered certificate number or numbers of certificates representing such Underlying Securities],

including the right to receive with respect to each Payment Date the Class [A] Distribution Amount payable from the distributions made with respect to the Underlying Securities. Concurrently with the issuance of this Class [A] Custody Receipt, Class [A-IO] Custody Receipts, Series 199 -[A] (the "Class [A-IO] Custody Receipts") are being issued which evidence, together with the Class [A] Custody Receipts, a 100% undivided beneficial ownership interest in such Underlying Securities, the right to receive the Class [A-IO] Custody Receipt Interest Distribution also payable from the distributions made with respect to such Underlying Securities and the rights relating to such Custody Receipt under the Custody Agreement referred to below. The Owner of this Class [A] Custody Receipt will have no interest in that portion of the distributions on the Underlying Securities distributable to Owners of the Class [A-IO] Custody Receipts.

         The Underlying Securities are being held in a Custody Account by [Entity], as custodian (together with any successor custodian, the "Note Custodian"), pursuant to the terms of a Custody Agreement (the "Custody Agreement") dated [DATE] between the Note Custodian and [Entity] (together with any successor, the "Depositor") pursuant to which the Class [A] and Class [A-IO] Custody Receipts have been executed, registered and delivered by the Note Custodian.

         THE TERMS AND CONDITIONS OF THE CUSTODY AGREEMENT AND THE RELATED SCHEDULE OF TERMS ARE HEREBY INCORPORATED IN THIS CLASS [A] CUSTODY RECEIPT AS IF FULLY SET FORTH HEREIN AND, EXCEPT AS OTHERWISE DEFINED HEREIN, TERMS USED HEREIN SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE CUSTODY AGREEMENT OR THE RELATED SCHEDULE OF TERMS. THE OWNER HEREOF ASSENTS TO ALL OF THE TERMS AND CONDITIONS OF THE CUSTODY AGREEMENT AND THE RELATED SCHEDULE OF TERMS, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE NOTE CUSTODIAN.

         The Custody Account will be maintained on the books of the Note Custodian as a custodial account, separate and segregated, whose contents may not be commingled with any other assets or property held by the Note Custodian. The Owner of this Class [A] Custody Receipt may not withdraw the Underlying Securities evidenced by this Class [A] Custody Receipt from the Custody Account.

         Pursuant to the Custody Agreement, the Note Custodian shall:

                  (a) on each Payment Date to the extent Custody Receipt

         Available Funds are available therefor in the order of priority set forth in the Custody Agreement, remit to the person who is the Owner of this Class [A] Custody Receipt on the Record Date preceding any

         Payment Date, other than the final Payment Date, the Class [A]

         Distribution Amount with respect to such Payment Date for this Class

         [A] Custody Receipt, on such Payment Date by the Custodian.

                  (b) duly present (or cause to be presented) each

         Underlying Security for payment on or prior to its final Payment Date in accordance with the provisions of the related Issuance Agreement.

         Upon receipt of such payment, the Note Custodian shall on the same

         Payment Date remit to the person who is the Owner of this Class [A]

         Custody Receipt on the date set by the related Issuance Agreement as the date for determining the person to whom such payment shall be paid, the Class [A] Distribution Amount with respect to such Payment

         Date for this Class [A] Custody Receipt.

         Payments to the Owner of this Class [A] Custody Receipt of the Class [A] Distribution Amount with respect to any Payment Date shall be made by bank check payable in currency of the United States of America sent by mail to such Owner at the address shown on the related Custody Receipt Register or by such other method as may be requested by the Owner and consented to in writing by the Note Custodian; provided that if this Class [A] Custody Receipt is on deposit with a Depository, payments with respect to this Class [A] Custody Receipt will be made in accordance with the procedures of such Depository. Notwithstanding the preceding sentence, in the event that the related Issuance Agreement requires the presentment of the Underlying Securities as a condition to receipt of any payment (including a redemption payment) then, likewise, any payment received by the Note Custodian upon such presentment shall be remitted by the Note Custodian to the Owner of this Class [A] Custody Receipt upon presentation of this Class [A] Custody Receipt at the Note Custodian's Principal Office.

         Neither the Depositor nor the Note Custodian shall have any obligation to advance its own funds to make any payment to any Owner.

         Upon receipt of any notice of redemption of an Underlying Security evidenced by this Class [A] Custody Receipt, the Note Custodian shall promptly forward such notice by Mail to the Owner of this Class [A] Custody Receipt. The Note Custodian (or its agent) shall present the Underlying Security so called for redemption on or prior to the date of such redemption to the related Trustee for redemption in accordance with the terms of such notice and, if applicable, the related Issuance Agreement.

         Upon receipt from a Trustee of any other notice with respect to an Underlying Security, the Note Custodian shall follow the procedures and take such actions as are in accordance with the provisions of Section 3.01 of the Custody Agreement.

         Except as provided in the Custody Agreement, the Note Custodian has no power or obligation to assert any of the rights and privileges of the Owners of this Class A Custody Receipt with respect to the Underlying Securities.

         The Note Custodian may resign pursuant to the Custody Agreement upon appointment of a successor Note Custodian and its acceptance of such appointment as provided in the Custody Agreement. Either the Depositor or the Owners of Custody Receipts evidencing at least 66-2/3% of the Voting Rights allocated to each Class of Custody Receipts may remove the Note Custodian in respect of Custody Receipts and appoint a successor thereto pursuant to the provisions of the Custody Agreement.

         Except as otherwise provided in the Custody Agreement, no amendment affecting the Owners of Custody Receipts of any Class may be made to the Custody Agreement without the consent of the Owners of Custody Receipts of such Class evidencing at least 66-2/3% of the Voting Rights allocated to the Class of Custody Receipts affected thereby; provided that no amendment shall reduce Voting Rights or the amount of or change the timing or currency of any payment to be made to Owners of Custody Receipts without the consent of each Owner affected thereby. In addition, the Note Custodian shall not consent to any amendment of the related Issuance Agreement that would have the effect of reducing the amount of or changing the timing or currency of payments to be made to Owners of Class [A-IO] Custody Receipts without the consent of the Owner of each Class [A-IO] Custody Receipt.

         This Class [A] Custody Receipt is transferable by the Owner in person, or by an attorney duly authorized in writing, at the Note Custodian's Principal Office, upon (i) surrender and cancellation of this Class [A] Custody Receipt and due execution of the Notice of Transfer or Exchange attached to this Class [A] Custody Receipt, (ii) compliance by the transferee with the Transfer Limitations (as defined in the Custody Agreement) and (iii) agreement on the part of such transferee that it shall indemnify the Note Custodian, the Issuer, the Trustee, the Servicer and the Depositor for any expenses or liability that may result from such transfer. Upon any such registration of transfer, a new Class [A] Custody Receipt or Custody Receipts in authorized denominations will be issued to the transferee or transferees in exchange for this Class [A] Custody Receipt.

         THE CUSTODY AGREEMENT AND THIS CLASS A CUSTODY RECEIPT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         The Note Custodian may treat the person in whose name this Class [A] Custody Receipt is registered as the absolute owner hereof, for all purposes whatsoever, and shall not be bound or affected by any notice to the contrary, other than an order of a court having jurisdiction in the premises.

         This Class [A] Custody Receipt shall not be valid for any purpose unless executed by the Note Custodian by the manual signature of its authorized officer or other authorized signatory.

         IN WITNESS WHEREOF, the Note Custodian has caused this Class [A] Custody Receipt to be executed by one of its duly authorized officers.

Date:

                                                [ENTITY],

                                                not in its individual

                                                capacity, but solely

                                                as Note Custodian

                                                By________________________

NOTICE OF TRANSFER OR EXCHANGE

         Please be advised, pursuant to the terms of the Custody Agreement (the "Custody Agreement") between [ENTITY], as Note Custodian, and _________________ _______________, as Depositor, with respect, to the Custody Receipt on which this Notice of Transfer or Exchange is printed, that the undersigned hereby notifies you, as of the date received by you, of the following transactions, and requests you to process the transaction(s) as required by the Custody Agreement. This notice may also be used for exchanges of Custody Receipts in which event the Transferee should be noted to be the same as the Transferor. Capitalized terms used in this Notice but not defined herein have the meanings given them in the Custody Agreement.

Name of Transferor:

Registration Number of Custody Receipt:

Initial Custody Receipt Balance:

Initial Custody Receipt Balance To Be Retained:

1.   Name of Transferee:

Address of Such Transferee:

U.S. Taxpayer Identification Number of Such Transferee:

Initial Custody Receipt Balance

To Be Transferred to Such Transferee:

2.   Name of Transferee:

Address of Such Transferee:

U.S. Taxpayer Identification Number of Such Transferee:

Initial Custody Receipt Balance

To Be Transferred to Such Transferee:

Dated:

                                             By

                                             Its

SIGNATURE GUARANTEED:

ASSIGNMENT

         For value received, the undersigned hereby sells, assigns and transfers this Custody Receipt to the person or persons indicated on the Notice of Transfer or Exchange printed on this Custody Receipt. In the case of a transfer to a third party, the undersigned hereby authorizes and instructs the Note Custodian to immediately record the transferees listed on the Notice of Transfer or Exchange as the Owner of such Custody Receipt.

Dated:

                                            (Authorized Signature)

                                            Notice: The signature of this

                                            assignment must correspond with the

                                            name of the registered owner as it

                                            appears on the Custody Receipt in

                                            every particular and must be

                                            guaranteed by an officer of a

                                            national or state commercial bank

                                            or trust company or a member of a

                                            registered national securities

                                            exchange or the National

                                            Association of Securities Dealers,

                                            Inc.

SIGNATURE GUARANTEED:

Exhibit 2

[Insert Transfer Limitations Legend and, Depository Legend, if applicable]

No.  [  ]

CLASS [A-IO] Custody Receipt

SERIES 199 -A

RELATING TO THE           NOTES, SERIES 199 -A

CLASS [A-1] AND CLASS [A-2]

Registered Owner:

Date of Original Issue:

Initial Aggregate Class [A-IO] Custody

  Receipt Notional Amount:

Class [A-IO] Interest Rate:

         This Class [A-IO] Custody Receipt, Series 199 -A ("Class [A-IO] Custody Receipt") evidences an undivided beneficial ownership interest (on the terms and conditions set forth in the Custody Agreement and related Schedule of Terms referred to below) by the Owner hereof in the following Underlying Securities and the rights relating to this Class [A-IO] Custody Receipt under the Custody Agreement:

          [Issuer and Name of Underlying Securities] [Indicate

          aggregate original principal amount and aggregate outstanding principal amount of Underlying Securities and the registered certificate number or numbers of certificates representing such Underlying Securities],

including the right to receive with respect to each Payment Date the Class [A-IO] Custody Receipt Interest Distribution Amount payable from the distributions made with respect to the Underlying Securities.

         The Class [A-IO] Custody Receipt has no principal balance and will receive no payments of principal.

         Concurrently with the issuance of this Class [A-IO] Custody Receipts, Class [A] Custody Receipts, Series 199 -A (the "Class [A] Custody Receipts") are being issued which evidence, together with the Class [A-IO] Custody Receipts, a 100% undivided beneficial ownership interest in such Underlying Securities, the right to receive with respect to each Payment Date the Class [A] Distribution Amount. The Owner of this Class [A-IO] Custody Receipt will have no interest in that portion of the distributions on such Underlying Securities distributable to Owners of the Class [A] Custody Receipts.

         The Underlying Securities are being held in a Custody Account by [Entity], as custodian (together with any successor custodian, the "Note Custodian"), pursuant to the terms of a Custody Agreement (the "Custody Agreement") dated ______________________ between the Note Custodian and [Entity] (together with any successor, the "Depositor") pursuant to which Class [A] and Class [A-IO] Custody Receipts have been executed, registered and delivered by the Note Custodian.

         THE TERMS AND CONDITIONS OF THE CUSTODY AGREEMENT AND THE RELATED SCHEDULE OF TERMS ARE HEREBY INCORPORATED IN THIS CLASS [A-IO] CUSTODY RECEIPT AS IF FULLY SET FORTH HEREIN AND, EXCEPT AS OTHERWISE DEFINED HEREIN, TERMS USED HEREIN SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE CUSTODY AGREEMENT OR THE RELATED SCHEDULE OF TERMS. THE OWNER HEREOF ASSENTS TO ALL OF THE TERMS AND CONDITIONS OF THE CUSTODY AGREEMENT AND THE RELATED SCHEDULE OF TERMS, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE NOTE CUSTODIAN.

         The Custody Account will be maintained on the books of the Note Custodian as a custodial account, separate and segregated, whose contents may not be commingled with any other assets or property held by the Note Custodian. The Owner of this Class [A-IO] Custody Receipt may not withdraw the Underlying Securities evidenced by this Class [A-IO] Custody Receipt from the Custody Account.

         Pursuant to the Custody Agreement, the Note Custodian shall:

                  (a)  on each Payment Date to the extent Custody Receipt

         Available Funds are available therefor in the order of priority set forth in the Custody Agreement, remit to the person who is the Owner of this Class [A-IO] Custody Receipt on the Record Date preceding any

         Payment Date, other than the final Payment Date, the Class [A-IO]

         Custody Receipt Interest Distribution with respect to such Payment

         Date for this Class [A-IO] Custody Receipt, on such Payment Date by the Custodian.

                  (b)  duly present (or cause to be presented) each

         Underlying Security for payment on or prior to its final Payment Date in accordance with the provisions of the related Issuance Agreement.

         Upon receipt of such payment, the Note Custodian shall on the same

         Payment Date remit to the person who is the Owner of this Class [A-IO]

         Custody Receipt on the date set by the related Issuance Agreement as the date for determining the person to whom such payment shall be paid, to the extent Custody Receipt Available Funds are available therefor in the order of priority set forth in the Custody Agreement,

         the Class [A-IO] Custody Receipt Interest Distribution with respect to such Payment Date for this Class [A-IO] Custody Receipt.

         Payments to the Owner of this Class [A-IO] Custody Receipt of the Class [A-IO] Custody Receipt Interest Distribution with respect to any Payment Date shall be made by bank check payable in currency of the United States of America sent by mail to such Owner at the address shown on the related Custody Receipt Register or by such other method as may be requested by the Owner and consented to in writing by the Note Custodian; provided that if this Class [A-IO] Custody Receipt is on deposit with a Depository, payments with respect to this Class [A-IO] Custody Receipt will be made in accordance with the procedures of such Depository. Notwithstanding the preceding sentence, in the event that the related Issuance Agreement requires the presentment of the Underlying Securities as a condition to receipt of any payment (including a redemption payment) then, likewise, any payment received by the Note Custodian upon such presentment shall be remitted by the Note Custodian to the Owner of this Class [A-IO] Custody Receipt upon presentation of this Class [A-IO] Custody Receipt at the Note Custodian's Principal Office.

         Neither the Depositor nor the Note Custodian shall have any obligation to advance its own funds to make any payment to any Owner.

         Upon receipt of any notice of redemption of an Underlying Security, the Note Custodian shall promptly forward such notice by Mail to the Owner of this Class [A-IO] Custody Receipt. The Note Custodian (or its agent) shall present the Underlying Security so called for redemption on or prior to the date of such redemption to the related Trustee for redemption in accordance with the terms of the related Issuance Agreement.

         Upon receipt from a Trustee of any other notice with respect to an Underlying Security, the Note Custodian shall follow the procedures and take such actions as are in accordance with the provisions of Section 3.01 of the Custody Agreement.

         Except as provided in the Custody Agreement, the Note Custodian has no power or obligation to assert any of the rights and privileges of the Owners of this Class [A-IO] Custody Receipt with respect to the Underlying Securities.

         The Note Custodian may resign pursuant to the Custody Agreement upon appointment of a successor Note Custodian and its acceptance of such appointment as provided in the Custody Agreement. Either the Depositor or the Owners of Custody Receipts evidencing at least 66-2/3% of the Voting Rights allocated to each Class of Custody Receipts of this Series may remove the Note Custodian in respect of Custody Receipts and appoint a successor thereto pursuant to the provisions of the Custody Agreement.

         Except as otherwise provided in the Custody Agreement, no amendment affecting the Owners of Custody Receipts of any Class may be made to the Custody Agreement without the consent of the Owners of Custody Receipts of such Class evidencing at least 66-2/3% of the Voting Rights allocated to the Class of Custody Receipts affected thereby; provided that no amendment shall reduce the Voting Rights or the amount of or change the timing or currency of any payment to be made to Owners of Custody Receipts without the consent of each Owner affected thereby. In addition, the Note Custodian shall not consent to any amendment of the Issuance Agreement that would have the effect of reducing the amount of or changing the timing or currency of payments to be made to Owners of Class [A-IO] Custody Receipts without the consent of the Owner of each Class [A-IO] Custody Receipt.

         This Class [A-IO] Custody Receipt is transferable by the Owner in person, or by an attorney duly authorized in writing, at the Note Custodian's Principal Office, upon (i) surrender and cancellation of this Class [A-IO] Custody Receipt and due execution of the Notice Of Transfer or Exchange attached to this Class [A-IO] Custody Receipt, (ii) compliance by the transferee with the Transfer Limitations (as defined in the Custody Agreement) and (iii) agreement on the part of such transferee that it shall indemnify the Note Custodian, the Issuer, the Trustee, the Servicer and the Depositor for any expenses or liability that may result from such transfer. Upon any such registration of transfer, a new Class [A-IO] Custody Receipt or Custody Receipts in authorized denominations will be issued to the transferee or transferees in exchange for this Class [A-IO] Custody Receipt.

         THE CUSTODY AGREEMENT AND THIS CLASS A-IO CUSTODY RECEIPT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         The Note Custodian may treat the person in whose name this Class [A-IO] Custody Receipt is registered as the absolute owner hereof, for all purposes whatsoever, and shall not be bound or affected by any notice to the contrary, other than an order of a court having jurisdiction in the premises.

         This Class [A-IO] Custody Receipt shall not be valid for any purpose unless executed by the Note Custodian by the manual signature of its authorized officer or other authorized signatory.

IN WITNESS WHEREOF, the Note Custodian has caused this Class [A-IO] Custody Receipt to be executed by one of its duly authorized officers.

Date:

                                             [ENTITY],

                                             not in its individual

                                             capacity, but solely

                                             as Note Custodian

                                              By

NOTICE OF TRANSFER OR EXCHANGE

         Please be advised, pursuant to the terms of the Custody Agreement (the "Custody Agreement") between [Entity], as custodian and Orinda Management Company, as depositor, with respect, to the Custody Receipt on which this Notice of Transfer or Exchange is printed, that the undersigned hereby notifies you, as of the date received by you, of the following transactions, and requests you to process the transaction(s) as required by the Custody Agreement. This notice may also be used for exchanges of Custody Receipts in which event the Transferee should be noted to be the same as the Transferor. Capitalized terms used in this Notice but not defined herein have the meanings given them in the Custody Agreement.

Name of Transferor:

Registration Number of Custody Receipt:

Initial Class A-IO Custody Receipt Notional Amount:

Initial Class A-IO Custody Receipt

Notional Amount To Be Retained:

1.   Name of Transferee:

Address of Such Transferee:

U.S. Taxpayer Identification Number of Such Transferee:

Initial Class A-IO Custody Receipt Notional

Amount To Be Transferred to Such Transferee:

2.   Name of Transferee:

Address of Such Transferee:

U.S. Taxpayer Identification Number of Such Transferee:

Initial Class A-IO Custody Receipt Notional

Amount To Be Transferred to Such Transferee:

Dated:

                                            By

                                            Its

SIGNATURE GUARANTEED:

ASSIGNMENT

         For value received, the undersigned hereby sells, assigns and transfers this Custody Receipt to the person or persons indicated on the Notice of Transfer or Exchange printed on this Custody Receipt. In the case of a transfer to a third party, the undersigned hereby authorizes and instructs the Note Custodian to immediately record the transferees listed on the Notice of Transfer or Exchange as the Owner of such Custody Receipt.

Dated:

                                            (Authorized Signature)

                                            Notice: The signature of this

                                            assignment must correspond with the

                                            name of the registered Owner as it

                                            appears on the Custody Receipt in

                                            every particular and must be

                                            guaranteed by an officer of a

                                            national or state commercial bank

                                            or trust company or a member of a

                                            registered national securities

                                            exchange or the National

                                            Association of Securities Dealers,

                                            Inc.

SIGNATURE GUARANTEED:

Annex I

to Custody Agreement

SCHEDULE OF TERMS

[Date]

[ENTITY], as Note Custodian

[ADDRESS]

Re:

Custody Agreement dated                     , between [ENTITY]

and [ENTITY], as Note Custodian; Series [      ] Custody Receipts

         The following information is provided in connection with the issuance of Custody Receipts evidencing the Underlying Securities described below, all in accordance with the above-referenced Agreement, as amended from time to time:

Authorized

Denomination:

Custody Account

Designation:

Date of Issuance of

Underlying Securities:

Depositor:

Payment Date:

Initial Trustee:

Issuance Agreement:

Issuer:

Record Date:                                        (As defined in the Issuance

                                                     Agreement]

Requirement, if any, for Delivery on Payment Dates of Reports to the Trustee:

Servicer:

Transfer Limitations:

Underlying Securities:    [Describe, including Series name, CUSIP No. and

                          aggregate original principal amount and aggregate

                          outstanding principal amount]

         The Depositor hereby sells, transfers, assigns and otherwise conveys to the Custodian for the benefit of the Owners of Custody Receipts, without recourse and in exchange for the Custody Receipts, the Underlying Securities. Capitalized terms used but not defined herein have the meanings provided in Appendix A attached hereto and made a part hereof.

                                        By

                                                        Authorized Officer

Accepted:

[ENTITY],

as Note Custodian

By

    Title: